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                                                                   Exhibit 10.84

                  CANADIAN STOCK PLEDGE AND SECURITY AGREEMENT

                            (HA-LO Industries, Inc.)


         THIS STOCK PLEDGE AND SECURITY AGREEMENT ("Pledge Agreement") made as of this 31st day of March, 2000 by and between HA-LO Industries, Inc., an Illinois corporation ("Pledgor") and Comerica Bank, a Michigan banking corporation, as Agent for and on behalf of the Banks (as defined below) ("Secured Party").

         RECITALS:

         A. Pursuant to that certain Revolving Credit Agreement dated as of March 31, 2000 (as amended or otherwise modified from time to time, the "Credit Agreement") by and among Pledgor, the Canadian Permitted Borrower designated therein, Agent and the Banks which are named in and signatories to the Credit Agreement (the "Banks"), the Banks have agreed to extend credit to the Borrowers on the terms set forth in the Credit Agreement.

         B. Secured Party is acting as Agent for the Banks pursuant to Section
12.1 of the Credit Agreement (in such capacity, the "Secured Party").

         C. As a condition to the performance of their respective obligations under the Credit Agreement, the Banks and the Secured Party, have required that Pledgor provides this Pledge Agreement to Secured Party, in its capacity as Agent for the Banks, granting various security interests, liens and other encumbrances as security for the Borrowers' obligations under the Credit Agreement and the Loan Documents.

         NOW, THEREFORE, for and in consideration of the mutual promises, covenants and agreements hereinafter set forth, the parties hereto agree as follows:

         I. CREATION OF SECURITY INTEREST

         Pledgor hereby grants to Secured Party, on behalf of itself and the Banks, a security interest in the property described in paragraph II, below ("Collateral"), as security (subject to the proviso at the end of paragraph IIIA below) for the Indebtedness described in paragraph IIIA.

         II. COLLATERAL.


         The Collateral consists of the following:



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         (a) All right, title and interests of the Pledgor in and to the capital stock of HA-LO Canada Inc., a corporation organized under the laws of Ontario, Canada ("Issuer") to the extent owned by Pledgor, whether now or subsequently issued and outstanding and regardless of class, together with all of the certificates and/or instruments representing such shares of stock, all securities or other property substituted therefor or for any part thereof, all cash, securities, dividends, rights and other property at any time and from time to time received, receivable or otherwise distributed in respect of or in exchange for any or all of such shares; and all proceeds thereof (whether cash or non-cash proceeds) resulting from any sale, exchange or other disposition or transfer thereof or arising by virtue of ownership thereof such as, but not limited to, the rights to additional or other securities upon any exchange, corporate reorganization, merger, consolidation, liquidation or dissolution, any offering of stock rights, stock split or stock or liquidating dividends, and all subscription, voting and preferential rights with respect thereto;

         (b) All other property hereafter delivered to the Secured Party in substitution for or in addition to the foregoing, all certificates and instruments representing or evidencing such property, and all cash, securities, interest, dividends, rights and other property at any time and from time to time received, receivable or otherwise distributed in respect of or in exchange for any or all thereof;

whether any such property is now owned or hereafter acquired or existing, and all records (including computer software) pertaining to the foregoing, and all substitutions for, all proceeds and all products of the foregoing, including insurance proceeds, to the fullest extent permitted by law. The pledge and grant of a security interest in proceeds hereunder shall not be deemed to give the Pledgor any right to dispose of any of the Collateral.

         III. PLEDGOR'S OBLIGATIONS

         A. PAYMENT OF SECURED INDEBTEDNESS. The security interest created herein is given as security for:

         (1) All of each Borrower's obligations contained in or arising under or in connection with the Credit Agreement, and all obligations of each Borrower contained in or arising under the other Loan Documents executed by each such Borrower;

         (2) All of Pledgor's and each other Account Party's obligations contained in or arising under any and all Letter of Credit Agreements executed or to be executed by Pledgor or other Account Party from time to time pursuant to the Credit Agreement, and any Letters of Credit issued or to be issued thereunder;

         (3) The obligations of each Borrower for payment of all sums hereafter loaned, paid out, expended or advanced by or for the account of the Banks (or any of them) or by the Secured Party under the terms of this Pledge Agreement, the Credit Agreement or the other Loan Documents, in connection with the Collateral, or any of the documents or instruments described in this Pledge Agreement, the Credit Agreement or the other Loan Documents;


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together with interest thereon as provided for herein or therein; and also as security for all other indebtedness and liabilities, whether direct or indirect, absolute or contingent, joint or several, owing by either Borrower to the Secured Party or the Banks (or any of them) in any manner and at any time under the Credit Agreement or the other Loan Documents, whether due or hereafter to become due, or now owing or that may hereafter be incurred by any Borrower to or acquired (whether pursuant to the Credit Agreement or the other Loan Documents) by the Secured Party or the Banks (or any of them), and any judgments that may hereafter be rendered on such indebtedness or any part thereof, with interest according to the rates and terms specified, or as provided by law, and any and all replacements, consolidations, amendments, renewals or extensions of the foregoing (collectively herein called the "Indebtedness"); provided however that the portion of the capital stock of Issuer, determined on the basis of the total combined voting power of all classes of such stock entitled to vote, which shall be applied by Secured Party hereunder to, or available for application by Secured Party hereunder against, the Indebtedness of the Pledgor shall not exceed sixty-five percent (65%) thereof.

         B. PROTECTION OF SECURITY INTEREST.

         (1) Pledgor shall take any and all steps required to protect the Collateral, and in pursuance thereof Pledgor agrees that Pledgor shall deliver or cause to be delivered to Secured Party and Secured Party shall receive possession, on behalf of Banks, of certificates representing all of the pledged shares of Issuer, properly endorsed or with assignments separate from such certificates in blank for transfer. In addition Secured Party shall receive proof that appropriate acknowledgments, governmental approvals, share register entries, local pledge agreements, financing statements, collateral and other documents covering the Collateral have been executed and delivered by the appropriate parties and recorded on file with such Persons and in such jurisdictions as necessary to perfect the security interests, or other liens granted hereby and/or thereby.

         (2) Except to the extent permitted pursuant to the provisions of the Credit Agreement, it will not sell, transfer, assign or otherwise dispose of any of the Collateral or any interest therein or offer to do so without the prior written consent of Secured Party, given at the direction of the Banks (in accordance with the Credit Agreement), or permit anything to be done that may materially impair the value of any of the Collateral or the security intended to be afforded by this Pledge Agreement.

         (3) It will, subject to the applicable terms of the Credit Agreement, pay all taxes and assessments upon the Collateral or for its use or operation before any interest or penalty for nonpayment attaches thereto unless said payment is being contested in good faith and it establishes a reserve as required by generally accepted accounting principles.

         (4) It will, subject to the applicable terms of the Credit Agreement, sign and execute alone or with Secured Party any financing statement or other document or procure any documents and pay all reasonable connected costs, reasonably necessary to protect the security interest under this Pledge Agreement against the rights or interests of third persons.


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         (5) It will, subject to the applicable terms of the Credit Agreement, reimburse Secured Party for all reasonable costs, including reasonable attorneys' fees, incurred for any action taken by Secured Party to remedy an Event of Default which Secured Party elects to remedy pursuant to its rights under Article VI hereof.

         (6) It will:

                  (i) subject to the applicable terms of the Credit Agreement, allow Secured Party to examine, audit and inspect Pledgor's books, accounts, records (including without limitation all records relating to the Collateral or the Indebtedness), ledgers and assets and properties of every kind and description wherever located at all reasonable times during normal business hours, upon oral or written request of Secured Party, and to make and take away copies of any and all such books, accounts, records and ledgers. An examination of the records or properties of the Pledgor may require disclosure of proprietary and/or confidential data and information, and the provisions of Section 13.12 of the Credit Agreement are incorporated herein;

                  (ii) punctually and properly perform all of its covenants and duties under any other security agreement, mortgage, collateral pledge agreement or contract of any kind now or hereafter existing as security for or in connection with payment of the Indebtedness, or any part thereof;

                  (iii) perform its obligations under the Loan Documents;

                  (iv) promptly furnish Secured Party with any information in writing which Secured Party may reasonably request concerning the Collateral;

                  (v) promptly notify Secured Party of any material change in any fact or circumstances warranted or represented by Pledgor in this Pledge Agreement or in any other writing furnished by Pledgor to Secured Party in connection with the Collateral or the Indebtedness;

                  (vi) promptly notify Secured Party of any material claim, action or proceeding affecting the Collateral and title therein, or in any part thereof, or the security interest created herein, and, at the request of the Secured Party, appear in and defend, at Pledgor's expense, any such action or proceeding; and

                  (vii) promptly, after being requested by Secured Party, pay to Secured Party the amount of all reasonable expenses, including reasonable attorneys' fees and other legal expenses, incurred by Secured Party in protecting and maintaining the Collateral or its rights hereunder, or in connection with any audit or inspection of the Collateral pursuant to the terms hereof and in accordance with the Credit Agreement, and in enforcing the security interest created herein.


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         (7) With respect to any Collateral of a kind requiring an additional security agreement, financing statement, or other writing to perfect a security interest therein in favor of Secured Party, on behalf of Banks, Pledgor will forthwith execute and deliver to Secured Party on behalf of Banks, whatever the Secured Party, and the Majority Banks (and any of them) shall deem reasonably necessary or proper for such purpose. Should any covenant, duty or agreement of Pledgor fail to be performed in accordance with its terms hereunder and such failure continues for fifteen (15) days after notice thereof by Secured Party to Pledgor, Secured Party may, but shall not be obligated to, perform or attempt to perform such covenant, duty or agreement on behalf of Pledgor, and any amount expended by Secured Party in such performance or attempted performance shall become part of the Indebtedness, and, at the request of Secured Party, Pledgor agrees to pay such amount to Secured Party upon demand at Secured Party's office in Detroit, Michigan together with interest thereon at the highest rate at which interest accrues on amounts after the same become due pursuant to the terms of the Credit Agreements from the date of such expenditure by Secured Party until paid. With respect to any Collateral in which Pledgor acquires any rights subsequent to the date hereof and which, under applicable law, a security interest is or can be perfected by possession, Pledgor agrees to deliver possession of such Collateral to Secured Party immediately upon its acquisition of rights therein. Pledgor also agrees, upon request of the Secured Party, after the occurrence and during the continuance of an Event of Default, to transfer the Pledgor's shares which constitute Collateral hereunder into the name of Secured Party, to be held for security purposes only and subject in all respects to the terms hereof.

         (8) Following the occurrence and during the continuance of an Event of Default, Pledgor will hold the proceeds of any of the Collateral in trust for Secured Party on behalf of the Banks, will not commingle said proceeds with any other funds, and, after an Event of Default, will deliver such proceeds to Secured Party at its request.

         (9) If Secured Party, acting in its sole discretion, redelivers any Collateral to Pledgor or Pledgor's designee for the purpose of

                  (i) the ultimate sale or exchange thereof, or

                  (ii) presentation, collection, renewal, or registration of transfer thereof,

such redelivery shall not constitute a release of Secured Party's security interest therein or in the proceeds thereof unless Secured Party, with the consent of the Banks, specifically so agrees in writing.

         (10) If Pledgor requests any such redelivery, Pledgor will, if requested by the Secured Party, deliver with such request a duly executed financing statement in form and substance satisfactory to Secured Party.


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         IV. DEFAULT

         The term "Event of Default", as used herein, means the occurrence of any Event of Default under the Credit Agreement.

         V. CONSEQUENCE OF DEFAULT.

         So long as the Secured Party has not given notice to Pledgor that an Event of Default has occurred and is continuing:

         A. The Pledgor shall be entitled to exercise any and all voting or consensual rights and powers and stock purchase or subscription rights (but any such exercise by the Pledgor of stock purchase or subscription rights may be made only from funds of the Pledgor not comprising part of the Collateral) relating or pertaining to the Collateral or any part thereof for any purpose; PROVIDED, HOWEVER, that the Pledgor agrees that it shall not to exercise any such right or power in any manner which would have a material adverse effect on the value of the Collateral or any part thereof.

         B. The Pledgor shall be entitled to receive and retain (free of any lien in favor of Secured Party) any and all lawful dividends payable in respect of the Collateral which are paid in cash if such dividends are permitted by the Credit Agreement, but all dividends and distributions in respect of the Collateral or any part thereof made in shares of stock or other property or representing any return of capital, whether resulting from a subdivision, combination or reclassification of Collateral or any part thereof or received in exchange for Collateral or any part thereof or as a result of any merger, consolidation, acquisition or other exchange of assets to which the issuer may be a party or otherwise or as a result of any exercise of any stock purchase or subscription right, shall be and become part of the Collateral hereunder and, if received by the Pledgor, shall be forthwith delivered to the Secured Party in due form for transfer (i.e., endorsed in blank or accompanied by stock or bond powers executed in blank) to be held for the purposes of this Pledge Agreement.

         Upon notice from the Agent during the existence of an Event of Default, and so long as the same shall be continuing, all rights and powers which Pledgor is entitled to exercise pursuant to the preceding paragraph, and all rights of Pledgor to receive and retain dividends pursuant to the preceding paragraph shall forthwith cease, and all such rights and powers shall thereupon become vested in the Secured Party which shall have, during the continuance of such Event of Default, the sole and exclusive authority to exercise such rights and powers and to receive such dividends. Any and all money and other property paid over to or received by the Secured Party pursuant to this paragraph shall be retained by the Secured Party as additional Collateral hereunder and applied in accordance with the provisions hereof.

         Upon an Event of Default and during the continuance thereof, Secured Party shall be entitled, at the direction or with the concurrence of the Banks and subject to applicable law and subject to the


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provisions of the Credit Agreement, to exercise all of its remedies specified herein, in the Credit Agreement, or in any other document executed in connection with the Credit Agreement or this Pledge Agreement, or as provided by law. Additionally, upon an Event of Default and during the continuance thereof, and subject to applicable law, Secured Party on behalf of the Banks will be entitled to receive all dividends payable in respect of the pledged shares evidencing the Collateral pledged under this Pledge Agreement, and thereafter may change the registration of any registerable Collateral to any other name or form and is hereby authorized to appoint any officer or agent of Secured Party as Pledgor's true and lawful proxy and attorney-in-fact, with power, upon the occurrence of any Event of Default (exercisable so long as such Event of Default is continuing), to exercise all voting rights in respect of the pledged shares constituting part of the Collateral pledged hereby; to endorse Pledgor's name or any of its officers' names or agents' names upon any notes, checks, drafts, money orders, or other instruments of payment (including payments payable under any policy of insurance on the Collateral) or Collateral that may come into possession of the Secured Party in full or part payment of any amounts owing to the Banks; to give written notice to such office and officials of the United States Post Office to effect such change or changes of address so that all mail addressed to Pledgor may be delivered directly to Secured Party; to execute on behalf of Pledgor any financing statements, amendments, subordinations or other filings; granting to Secured Party on behalf of the Banks, as the proxy and attorney-in-fact of Pledgor, full power to do any and all things necessary to be done in connection with the Collateral as fully and effectually as Pledgor might or could do, and hereby ratifying all that said proxy and attorney shall lawfully do or cause to be done by virtue hereof. The proxy and power of attorney described herein shall be deemed to be coupled with an interest and shall be irrevocable for the term of the Credit Agreement, and all transactions thereunder and thereafter as long as any Indebtedness or any of the commitments to lend remain outstanding. The Secured Party shall have full power, at the direction or with the concurrence of the Banks and subject to applicable law to collect, compromise, endorse, sell or otherwise deal with the Collateral or proceeds thereof on behalf of the Banks in its own name or in the name of Pledgor provided that Secured Party shall act in a commercially reasonable manner.

         VI. SECURED PARTY'S RIGHTS AND REMEDIES.

         Secured Party shall have available to it (subject to applicable law) the following rights and remedies upon occurrence and during the continuance of an Event of Default, exercisable at the direction or with the concurrence of the
Banks:

         A. RIGHT TO DISCHARGE PLEDGOR'S OBLIGATIONS. Secured Party may (i) with the approval of the Banks, discharge taxes, liens or security interests or other encumbrances at any time levied or placed on the Collateral which are superior to the security interest herein granted, (ii) remedy or cure any default of Pledgor under the terms of any lease, rental agreement, land contract or other document which in any way pertains to or affects Pledgor's title to or interest in any of the Collateral, (iii) pay for insurance on the Collateral, and (iv) pay for the maintenance and preservation of the Collateral, unless with respect to the obligations under clauses (i) or (ii) Pledgor is contesting in good faith such obligations, and Pledgor agrees to reimburse Secured Party, on demand, for any payment made or any expense incurred by Secured Party pursuant to the foregoing authorization, with interest,


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which payments and expenses shall be secured by the security intended to be afforded by this Pledge Agreement.

         B. REMEDIES AND ENFORCEMENT. Secured Party shall have and may exercise any and all rights of enforcement and remedies afforded to a secured party under the Uniform Commercial Code as adopted and in force in the State of Illinois, to the extent permitted by applicable law, on the date of this Pledge Agreement or the date of Pledgor's Event of Default together with any and all other rights and remedies otherwise provided and available to Secured Party by law unless such application would result in the invalidity or unenforceability of any provision hereof, in which case the law of the state in which any of the Collateral is located shall apply to the extent necessary to render such provision valid and enforceable; and, in conjunction with, in addition to, or in substitution for those rights, at Secured Party's discretion, Secured Party may:

                  (1) Apply any of the Collateral against the Indebtedness secured hereby;

                  (2) Subject to the Credit Agreements, waive any Event of Default, or remedy any Event of Default in any reasonable manner, without waiving its rights and remedies upon default and without waiving any other prior or subsequent default;

                  (3) Without any notice to Pledgor, notify any parties obligated on any of the Collateral to make payment to the Secured Party of any amounts due or to become due thereunder and enforce collection of any of the Collateral by suit or otherwise and surrender, release or exchange all or any part thereof, or compromise or extend or renew for any period (whether or not longer than the original period) the indebtedness thereunder or evidenced thereby. Upon request of the Secured Party, Pledgor will, at its own expense, notify any parties obligated to Pledgor on any of the Collateral to make payment to the Secured Party of any amounts due or to become due thereunder. Pledgor agrees that Secured Party shall not be liable for any loss or damage which Pledgor suffers or may suffer as a result of Secured Party's processing of items or its exercise of any other rights or remedies under this Pledge Agreement, including without limitation indirect, special or consequential damages, loss of revenues or profits, or any claim, demand or action by any third party not related to or affiliated with Pledgor arising out of or in connection with the processing of items (excluding only the claims of such third parties in connection with the processing of items based solely upon the gross negligence or willful misconduct of Secured Party) or the exercise of any other rights or remedies hereunder. Pledgor further agrees to indemnify and hold Secured Party harmless from and against all such third party claims, demands or actions, including without limitation litigation costs and reasonable attorneys' fees (except for claims arising from the gross negligence or wilful misconduct of Secured Party).

         C. RIGHT OF SALE.

                  (1) Pledgor agrees that upon the occurrence of an Event of Default (taking into account applicable periods of cure, if any), Secured Party may, at its option, sell and dispose of the Collateral at public or private sale without any previous demand of performance.


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         Pledgor agrees that notice of such sale sent to Pledgor's address, as set forth on Schedule 13.6 to the Credit Agreement, by certified or registered mail sent at least ten (10) days prior to such sale, shall constitute reasonable notice of sale. The foregoing shall not require notice if none is necessary under applicable law. The proceeds of sale shall be applied in the following order:

                  (i) to all reasonable costs and charges incurred by Secured Party in the taking and causing the removal and sale of said property, including such reasonable attorneys' fees as shall have been incurred by Secured Party;

                  (ii) to the Indebtedness, including all accrued interest thereon; and

                  (iii) any surplus of such proceeds remaining shall be paid to Pledgor, or to such other party who shall lawfully be entitled thereto.

                  (2) At any sale or sales made pursuant to this Pledge Agreement or in a suit to foreclose the same, the Collateral may be sold en masse or separately, at the same or at different times, at the option of the Secured Party or its assigns. Such sale may be public or private with notice as required by the Uniform Commercial Code as then in effect in the state in which the Collateral is located, and the Collateral need not be present at the time or place of sale. At any such sale, the Secured Party or the holder of any note hereby secured may bid for and purchase any of the property sold, notwithstanding that such sale is conducted by the Secured Party or its attorneys, agents, or assigns.

         D. MISCELLANEOUS. Secured Party shall have the right at all times to enforce the provisions of this Pledge Agreement on behalf of Banks in strict accordance with the terms hereof, notwithstanding any conduct or custom on the part of Secured Party in refraining from so doing at any time or times. The failure of Secured Party at any time or times to enforce its rights under said provisions strictly in accordance with the same shall not be construed as having created a custom in any way or manner contrary to the specific provisions of this Pledge Agreement or as having in any way or manner modified the same. All rights and remedies of Secured Party and Banks are cumulative and concurrent, and the exercise of one right or remedy shall not be deemed a waiver or release of any other right or remedy.

         VII. REPRESENTATIONS AND WARRANTIES OF PLEDGOR.

         Pledgor represents and warrants, as continuing representations and warranties so long as the Pledge Agreement remains in effect, that:

         A. The individual signatory hereto has authority to execute and deliver this Pledge Agreement on behalf of Pledgor.

         B. No financing statement covering the Collateral, or any part thereof, has been filed with any filing officer other than in favor of Secured Party.


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         C. No other agreement, pledge or assignment covering the Collateral, or any part thereof, has been made and no security interest, other than the one created hereby or pursuant to pledges and security agreements previously made in favor of Secured Party on behalf of the Banks, has attached to or been perfected in the Collateral or any part thereof.

         D. No material dispute, right of setoff, counterclaim or defenses exist with respect to any part of the Collateral.

         E. All information supplied and statements made to Agent and the Banks in any financial or credit statements or application for credit under the Credit Agreement and the other Loan Documents prior to the execution of this Pledge Agreement are true and correct as of the date hereof (unless the same speaks as of a different date) in all material respects.

         F. The Collateral, in the case of the capital stock (or other ownership interests) of Issuer, (1) constitutes, subject to the proviso in IIIA, 100% of the issued and outstanding capital stock (or other ownership interests) of Issuer, (2) have been duly authorized and issued to Pledgor, (3) is fully paid and non-assessable, (4) is freely and validly assignable by Pledgor, and (5) is not subject to any option, warrant, right-to-call or commitment of any kind or nature.

         G. At the time Secured Party's security interest attaches to any of the Collateral or its proceeds, Pledgor will be the lawful owner with the right to transfer any interest therein, and that Pledgor will make such further assurances as to prove its title to the Collateral as may be reasonably required and will defend the Collateral and its proceeds against the lawful claims and demands of all persons whomsoever. The delivery at any time by Pledgor to Secured Party of Collateral or financing statements covering Collateral shall constitute a representation and warranty by Pledgor under this Pledge Agreement that, with respect to such Collateral, and each item thereof, Pledgor is owner of the Collateral and the matters heretofore warranted in this paragraph are true and correct.

         VIII. MUTUAL AGREEMENTS.

         Pledgor and Secured Party mutually agree as follows:

         A. "Pledgor" and "Secured Party" as used in this Pledge Agreement include the successors and permitted assigns of those parties.

         B. All other capitalized terms not specifically defined herein which are defined in the Credit Agreement are used as defined in the Credit Agreement.

         C. To the extent permitted by applicable law, except as otherwise provided herein, the law governing this secured transaction shall be that of the State of Illinois.


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         D. Secured Party may assign this Pledge Agreement only as provided in the Credit Agreement and if Secured Party does assign this Pledge Agreement, the assignee shall be entitled to the performance of all of Pledgor's obligations and agreements under this Pledge Agreement, and the assignee shall be entitled to all the rights and remedies of Secured Party under this Pledge Agreement.

         E. This Pledge Agreement includes all subsequent amendments and supplements hereto and assignments hereof and Pledgor and Secured Party shall not be bound by any amendment or undertaking not expressed in a writing executed by each of them.

         F. This Pledge Agreement shall be a continuing security interest in every respect (whether or not the outstanding balance of the Indebtedness is reduced to zero) and Secured Party's security interest in the Collateral as granted herein shall continue in full force and effect until all of the Indebtedness is indefeasibly repaid and discharged in full and no commitment (whether optional or obligatory) to extend any credit under the Credit Agreement remains outstanding.

         G. The parties hereto acknowledge that this Pledge Agreement is subject to the mutual waiver of jury trial contained in Section 13.15 of the Credit Agreement and to the consent to jurisdiction provisions contained in Section
13.2 of the Credit Agreement.

         H. This Pledge Agreement has been executed and delivered pursuant to the Credit Agreement and in the event of any conflict between this Pledge Agreement and the Credit Agreement, the Credit Agreement shall govern.

         IN WITNESS WHEREOF, Pledgor and Secured Party have executed this Pledge Agreement on the day and year first above written.


                     [SIGNATURES FOLLOW ON SUCCEEDING PAGE]


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                                          HA-LO INDUSTRIES, INC.



                                          By:_________________________________

                                          Its:________________________________



                                          ACCEPTED BY SECURED PARTY:

                                          COMERICA BANK, as Agent for the Banks



                                          By:_________________________________

                                          Its:________________________________





                                                                  Signature Page
                                                       Canadian Pledge Agreement

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